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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                   ------------------------------------------

                                   FORM 8-K/A

                                (Amendment No. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) :              July 12, 1996

                           FALCON HOLDING GROUP, L.P.
             (Exact name of registrant as specified in its charter)

         Delaware                  33-60776                   95-4408577
(State or other jurisdiction      (Commission               (I.R.S. Employer
       of incorporation           File Number)            Identification Number)

10900 Wilshire Boulevard
15th Floor
Los Angeles, California                                                 90024
  (Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code:               (310) 824-9990

                                       N/A
          (Former name or former address, if changes since last report)


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         This amendment to the Current Report on Form 8-K of Falcon Holding
Group, L.P. (the "Registrant" or "FHGLP") relating to the Registrant's acquisition, through a newly formed subsidiary, of Falcon Cable Systems Company, a California limited partnership ("FCSC"), is being filed to include in the report the historical and pro forma financial information required pursuant to
Item 7 of this report which was omitted from the original filing pursuant to Items 7(a)(4) and 7(b)(2) of the Current Report on Form 8-K. Such historical and pro forma financial information should be read in conjunction with the Registrant's financial statements and other financial information as reported in the Registrant's periodic reports on Forms 10-K and 10-Q.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA
         FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.                Description

         I. Financial Statements of Business Acquired required by Item 7(a)(4) of the Current Report on Form 8-K.

                  A. Financial Statements of Falcon Cable Systems Company as of December 31, 1994, and 1995 and for years ended December 31, 1993, 1994 and 1995 with reports of Independent Auditors.

                  B. Unaudited Condensed Financial Statements of Falcon Cable Systems Company for the three months ended March 31, 1996.

         II. Pro forma financial information required by Item 7(b)(2) of the Current Report on Form 8-K.

                  A. Falcon Holding Group, L.P. and Subsidiaries Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1995

                  B. Falcon Holding Group, L.P. and Subsidiaries Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 1996

                  C. Falcon Holding Group, L.P. and Subsidiaries Unaudited Pro Forma Condensed Combined Balance Sheet at March 31, 1996.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FALCON HOLDING GROUP, L.P.
                                     a DELAWARE LIMITED PARTNERSHIP
                                             (Registrant)

                                     By:  Falcon Holding Group, Inc.
                                              General Partner

                                          By:     /s/ Michael K. Menerey
                                                  ----------------------
                                                 Michael K. Menerey, Secretary
                                                 and Chief Financial Officer

Date:    July 26, 1996


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                                  EXHIBIT INDEX

Exhibit No.       Description                                                           Page No.
- -----------       -----------                                                           --------

         I.       Financial Statements of Business Acquired required by Item
                  7(a)(4) of the Current Report on Form 8-K.

                  A.       Consolidated Financial Statements of Falcon Cable
                           Systems Company as of December 31, 1994, and 1995 and for years ended December 31, 1993, 1994 and 1995 with reports of Independent Auditors.

                  B.       Unaudited Condensed Financial Statements of Falcon Cable
                           Systems Company for the three months ended March 31, 1996.

         II. Pro forma financial information required by Item 7(b)(2) of the Current Report on Form 8-K.

                  A.       Falcon Holding Group, L.P. and Subsidiaries Unaudited Pro
                           Forma Condensed Combined Statement of Operations for the year ended December 31, 1995

                  B.       Falcon Holding Group, L.P. and Subsidiaries Unaudited Pro
                           Forma Condensed Combined Statement of Operations for the
                           three months ended March 31, 1996

                  C.       Falcon Holding Group, L.P. and Subsidiaries Unaudited Pro
                           Forma Condensed Combined Balance Sheet at March 31, 1996.



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